Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Common Units Representing Limited Partnership Interests of EnLink Midstream Partners, LP beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 30th day of July, 2018.

GLOBAL INFRASTRUCTURE INVESTORS III, LLC

By:	/s/ Matthew Harris
Name:	Matthew Harris
Title:	Partner

GLOBAL INFRASTRUCTURE GP III, L.P.
By: Global Infrastructure Investors III, LLC, its general partner

By:	/s/ Matthew Harris
Name:	Matthew Harris
Title:	Partner

GIP III STETSON AGGREGATOR II, L.P.
By: Global Infrastructure GP III, L.P.
By: Global Infrastructure Investors III, LLC, its general partner

By:	/s/ Matthew Harris
Name:	Matthew Harris
Title:	Partner

GIP III STETSON AGGREGATOR I, L.P.
By: Global Infrastructure GP III, L.P.
By: Global Infrastructure Investors III, LLC, its general partner

By:	/s/ Matthew Harris
Name:	Matthew Harris
Title:	Partner

GIP III STETSON GP, LLC

By:	/s/ Matthew Harris
Name:	Matthew Harris
Title:	Manager

GIP III STETSON I, L.P.
By: GIP III Stetson GP, LLC, its general partner

By:	/s/ Matthew Harris
Name:	Matthew Harris
Title:	Manager

ENLINK MIDSTREAM MANAGER, LLC

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	President and Chief Executive Officer

ENLINK MIDSTREAM, LLC
By: EnLink Midstream Manager, LLC, its managing member

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	President and Chief Executive Officer

ENLINK MIDSTREAM, INC.

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	President and Chief Executive Officer

ACACIA NATURAL GAS CORP I, INC.

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	President and Chief Executive Officer